Investor Presentation
Midwest IDEAS Conference
August 2014



A Premier Supplier of Aircraft Structure

CPI AERO
NYSE MKT: CVU

Forward Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 11, 2014 and Quarterly Reports on Form 10-Q filed on May 9, 2014 and August 8, 2014, available at http://www.sec.gov. This presentation key metrics and "EBITDA" which are non-GAAP financial measures as defined by Regulation G promulgated under the Securities Act of 1933, as amended. A reconciliation of these non-GAAP financial measures to relevant GAAP financial measures can be found in Appendix I of this presentation.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

About CPI Aero: Products and Services

Manufacturer of aerospace structural assemblies and integrated systems for commercial and military markets



Engine Cowl Doors
Engine Inlets
Wing Spar Assys
Wing Leading Edge
Fuselage Skin Panels

Aircraft structural assembly



Crew Seats
Fueling Systems
ISR Pod Systems

Aerospace Systems

Value-added services:

- ✓ Program management
- ✓ Global supply chain management
- ✓ Manufacturing engineering
- ✓ Complex assembly
- ✓ System installation
- ✓ Subsystem integration and test



Kits and supply chain services

About CPI Aero: Role Within Supply Chain

Tier 3	Tier 2	Tier 1	OEM
Components or detailed parts	*Manufacture subassemblies*	*Manufacture aircraft sections*	*Final assembly, finish and delivery*

Primes are Outsourcing Lower Level Structural Assemblies

CPI Aero is….

Tier 1 Supplier to:	Tier 2 Supplier to:
Bell Helicopter, Boeing, HondaJet, Cessna, UTC Aerospace Systems, Northrop Grumman, Embraer, Lockheed Martin, Sikorsky	Spirit AeroSystems

CPI AERO

OEM Sourcing Strategy

….. Increased supplier responsibilities



Past
Today
New Model
Platform assembly
Large scale integration
Value added parts and assemblies
Make – to – print parts and assembly
Raw materials
OEM
OEM
System Integrators
TIER 1
CPI

Past	Today	New Model
• Many direct supplies • No real role for "integrators" • Build to print for parts and sub-assemblies	• Fewer, but still many direct supplies • Limited role for "integrators"	• Fewer large partners sharing the risk, strategy and opportunities • Extensive integrator role • Global Extended enterprise • Each tier has more opportunity

CPI AERO

CPI Aero's Unique Business Model

Since inception: - focused on assembly and integration
- use suppliers to manufacture 100% of components

Provides a competitive advantage over vertically integrated competitors due to:

Competence

- Over 30 years of highly evolved assembly, supply chain and program management skills
- We are NOT a parts manufacturer that is trying to move up the value-added chain

Best Value

- We do not have our own production capacity to feed
- We leverage component production capacity on a global basis to find the best combination of price, quality, and delivery for each type of component (composites, sheet metal, machined parts)

Scalable with little CapEx

- Our capacity is only limited by people and floor space
- We can achieve superior organic growth without major investments in machinery and without the risk of future obsolescence
- Examples: metals vs. composites

CPI Aero's Strategic Objectives

Continued improvement and expansion of capabilities
is vital to CPI Aero's future

Objectives….

- Enhance capabilities
- Provide best possible buying experience
- Balance between commercial and military programs
- Develop global low cost sources of supply
- Key competitive advantage - supply chain management & program management

Business Plan….

- Completed a major overhaul of our ERP system and increased our efficiency
- Increased our workforce and skills training programs
- Additional investments planned in new manufacturing technologies and production floor software

CPI AERO

Programs (as of 6/30/14): Military Aerospace

BOEING	NORTHROP GRUMMAN DEFINING THE FUTURE	Sikorsky A United Technologies Company	UTC Aerospace Systems	Bell Helicopter A Textron Company
A-10 Thunderbolt Wing	E-2D Advanced Hawkeye & C-2A Greyhound **$195M program**	UH-60 BLACK HAWK helicopter **$84.3M contracts**	Military aircraft **$10.7M contract**	AH-1Z ZULU Helicopter **$34M potential**
Leading edges, wing tips, trailing edges, main landing gear pods	Structural kits for the wing $76.3M in purchase orders	HIRSS module and Gunner Doors assemblies Outboard stabilator assemblies $5.3M MRO order Manufacture fuel panels	Large structural assemblies Authority to design modifications to the structure	Various assemblies $5.5M in orders












CPI AERO

Programs (as of 6/30/14): Commercial

SPIRIT AEROSYSTEMS	Sikorsky A United Technologies Company	HondaJet	EMBRAER	Cessna A Textron Company
Gulfstream G650 Business Jet	**S-92 Civil Helicopter** **$28.8M contract**	**HondaJet© Business Jet** **$70M potential value**	**Embraer Phenom 300 business jets** **$50M potential value**	**Cessna Citation X+ Civilian Jet** **$41M potential value**
Wing leading edge assemblies Contract recently extended through 2019 Funded backlog through Q3 2014	Structural assembly kits, search and rescue door provision & completion kits, trailing edge and seat fitting kits	Engine inlet and flap and vane assemblies $3.5M in orders	Engine inlet assemblies	11 structural assemblies $9.3M in purchase orders












Contracts (as of 6/30/14) - Size and Duration

Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage



'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
SIKORSKY - $17.7M + $6.3M + $47.5M for the UH-60 BLACK HAWK
SIKORSKY - $17.5M for the S-92® helicopter
NORTHROP GRUMMAN – LAMDS Pods
SPIRIT - for the Gulfstream G650 business jet
NORTHROP GRUMMAN - $195M for the E-2D and C-2A aircrafts
BOEING - for the A-10 "Thunderbolt" attack jet
HONDA AIRCRAFT - $70M for the HondaJet business jet
BELL Helicopter - $34M for the AH-1Z ZULU attack helicopter
UTC AEROSPACE SYSTEMS - DB-110 ISR Pod
EMBRAER - $50M for the Embraer Phenom 300 business jets
CESSNA - $41M for the Cessna Citation X+ civilian jet

- **Several long-term contracts in progress**
- **Potential aggregate value of approx. $391 million (as of 6/30/14)**

CPI AERO

Leveraging client relationships - Case Study

Sikorsky: 2006 to 2014

- **Sep 2006** — Awarded 1st contract <$25.000
- **Sep 2006** — 1st HIRRS contract $4.4M
- **June 2007** — LTA for S-92 kits $4.1M
- **Dec 2010** — LTA for gunner windows $2.1M
- **Feb 2011** — LTA for S-92 kits $17.5M
- **Aug 2012** — MY8 LTA for gunner windows $17.7 M
- **Dec 2012** — MRO LTA for the Black Hawk $6.3M
- **July 2013** — LTA for the Black Hawk fuel panels $47.5M
- **Future**

Future Opportunities

- Combat
- Rescue Helicopter
- Presidential
- Turkish Utility Helicopter
- JMR

A small initial contract resulted in LTAs worth

approximately $100 million

since 2006

CPI AERO

Large Order Backlog

Consolidated Backlog at 6/30/2014 of $390.7 Million

Expects to end 2014 with a
record funded backlog – over $110.4M
and "book-to-bill" ratio > 1

Funded / Unfunded

Unfunded backlog represents remaining potential value of long term agreements



$96.4M
$294.3M
Funded
Unfunded

Defense / Commercial



$168.1M
$222.6M
Military Aerospace
Commercial

Bid Pipeline: Breakdown

Non-military is 40% of pipeline

Military


Pod Systems
MRO
Fixed Wing
Rotary Wing

Commercial


Large Business
Light Bizjet
LCA

Additional Growth Opportunities

Expand Relationship with Existing Customers (new program opportunities)

Sikorsky – A United Technologies Company
Northrop Grumman – Defining the Future
UTC Aerospace Systems
Bell Helicopter – A Textron Company
Cessna – A Textron Company
Lockheed Martin
HondaJet
Spirit AeroSystems
Boeing
Embraer

Pursue Subcontracts on Large Commercial Aircraft


Embraer


Boeing


Airbus

Pursue Subcontracts on Future Defense Programs


Future Light Helicopter


New USAF Trainer


New Presidential Helicopter

CPI AERO

Financial Highlights

On an adjusted basis *
Q2 & 6M 2014 results were in line with expectations

Q2'14	6M'14
Revenue	**Revenue**
$21.0 million	**$42.9 million**
vs. $21.1 million in Q2'13	vs. $41.0 million in 6M'13
EPS	**EPS**
$0.20	**$0.41**
vs. $0.21 in Q2'13	vs. $0.41 in 6M'13

* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

CPI AERO

Company Outlook

CPI Aero in 2014 and Beyond

Military Programs

- Well positioned on E-2D, Black Hawk military platforms that are expected to survive the deep cuts to overall military spending
- Heritage in providing spares support for out-of-production aircraft is aligned with DOD modification and life extension programs
- Recently added military MRO capability is hedging against declining number of new aircraft
- Pod based systems leading sector growth

Commercial Programs

- Experts predict commercial aerospace is at start of prolonged up-cycle
- Historic airliner build rates expected to create demand for additional structural assembly capacity
- CPI Aero has long-term commercial programs with strong order backlogs and accelerating build rates
- Continued recovery in business jet market expected to drive demand for next generation business jets

Favorable long-term industry outlook



Forecast Deliveries ($bn)
$250
$200
$150
$100
$50
$0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Other
Trainers/Light Attack
Regional Aircraft
Military Transports
Rotorcraft
Fighters
Commercial Jetliners
Business Aircraft

Source: Teal Group, January 2014

CPI AERO

2014 Business Outlook *

On track to achieve 2014 guidance, excluding the non-cash A-10 WRP charge

Revenue	Projected to be between **$83.5 million – $85.0 million** Newer commercial programs expected to generate a higher % of total revenue
Production rates & deliveries	Product deliveries expected to **increase by 10% ... our highest ever**
Gross margin	Expected to be in the range of **20% to 21%**
EBITDA	Projected to be between **$11.3 million - $11.8 million**
Net income	Projected to be between **$6.6 million - $7.0 million**
Cash flow from operations	Expected to be approx. **$1 million to $1.25 million**

* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

CPI AERO

2015 Business Outlook

Revenue	Projected record: **$90.5 million - $94.0 million** • Anticipated single digit growth in military revenue • Anticipated double digit growth in commercial revenue (42% of total revenue)
Production rates & deliveries	Continued **strength in production rates of business jet** programs is expected Expects **steady production on mature programs** and also **new programs**
Gross margin	Anticipated to be between **22.0% to 23.5%** mainly driven by higher production rates and lower unit costs
EBITDA	Expect more than **25% increase over 2014 ***
Cash flow from operations	To enhance by **$14 million - $15 million** from income tax benefit related to the A-10 WRP change in estimate

* See reconciliation of non-GAAP financial measures to relevant GAAP financial measures in Appendix I.

CPI AERO

Investment Case

1. Current contracts anticipated to generate $390 million in future revenue
2. 2014 expected to end with a record funded backlog
3. Commercial platforms providing growth and revenue visibility
4. Commercial margins anticipated to improve as rates increase
5. Investment in technology to improve pricing and expand margins

CPI AERO

Appendix I
Non-GAAP Reconciliations

Appendix I

Adjusted Revenue, Adjusted Gross Margin, Adjusted Net Income and Adjusted EPS ("Key Metrics"), arrived at by eliminating the affect of the change in estimate on the Company's A-10 Program with Boeing, are not derived in accordance with generally accepted accounting principles ("GAAP"). CPI Aero is using the Key Metrics in evaluating its 2014 financial performance. CPI Aero considers the Key Metrics important to evaluate its 2014 financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate in the quarter ended June 30, 2014, the Key Metrics enable the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero will use the Key Metrics as measures, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of the Key Metrics should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates.

The term "EBITDA" is used by the Company in presentations and other instances as appropriate. EBITDA is defined as net income before interest, income taxes, depreciation and amortization and non cash stock based compensation. The Company presents EBITDA because it is frequently used by security analysts, investors and other interested parties.

The Key Metrics and EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

Adjusted Statements Of Operations

	For the Three Months Ended June 30, 2014		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$(23,751,623)	$44,748,559	$20,996,936
Cost of sales	19,211,531	(2,614,006)	16,597,525
Gross profit (loss)	(42,963,154)	47,362,565	4,399,411
Selling, general and administrative expenses	1,785,044	---	1,785,044
Income (loss) from operations	(44,748,198)	47,362,565	2,614,367
Other income (expense), net Interest expense	158,753	---	158,753
Income (loss) before provision for (benefit from) income taxes	(44,906,951)	47,362,565	2,455,614
(Benefit from) provision for income taxes	(15,215,000)	15,968,000	753,000
Net income (loss)	$(29,691,951)	$31,394,565	$1,702,614
Diluted earnings (loss) per share	$(3.50)		$0.20

CPI AERO

Adjusted Statements Of Operations

	For the Six Months Ended June 30, 2014		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$(1,868,106)	$44,748,559	$42,880,453
Cost of sales	36,603,916	(2,614,006)	33,989,910
Gross profit (loss)	(38,472,022)	47,362,565	8,890,543
Selling, general and administrative expenses	3,623,704	---	3,623,704
Income (loss) from operations	(42,095,726)	47,362,565	5,266,839
Other income (expense), net Interest expense	302,356	---	302,356
Income (loss) before provision for (benefit from) income taxes	(42,398,082)	47,362,565	4,964,483
(Benefit from) provision for income taxes	(14,435,000)	15,968,000	1,533,000
Net income (loss)	$(27,963,082)	$31,394,565	$3,431,483
Diluted earnings (loss) per share	$(3.31)		$0.41

CPI AERO

EBITDA Reconciliation…

… with Projected Adjusted Net Income Range for the Year Ending December 31, 2014

	Range	
Net Income	6,603,000	7,024,000
Provision for income taxes	2,966,000	3,156,000
Interest expense	548,000	450,000
Depreciation and amortization	750,000	750,000
Stock based compensation	450,000	450,000
EBITDA	11,317,000	11,830,000

CPI AERO

Contact us



CPI Aerostructures

Vincent Palazzolo, CFO

(631) 586-5200

www.cpiaero.com



Investor Relations

The Equity Group Inc.

www.theequitygroup.com

Lena Cati

(212) 836-961

lcati@equityny.com

CPI AERO